UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Allegiant Travel Company
_______________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 N. Town Center Drive, Las Vegas, NV		89144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7    Regulation FD

Item 7.01    Regulation FD.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibits 99.1 and 99.2 to this report. Exhibit 99.1 contains certain information about the Company, its financial and operating results, competitive position, fleet strategy and business strategy. This information is being presented at meetings with investors or is otherwise being made available to interested parties. Statements in the presentation included as Exhibit 99.1 regarding the airline industry and market conditions for aircraft are based on management’s views of current market conditions.

Exhibit 99.2 is the letter to shareholders included in the annual report being sent to shareholders of the Company and which accompanies the proxy statement being mailed to shareholders on or about May 16, 2016. Statements in the shareholder letter included as Exhibit 99.2 regarding the airline industry, industry trends, market conditions for aircraft and future prospects of the Company are based on management’s views of current market conditions.

The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibits, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in the management presentation and shareholder letter that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements may include, among others, guidance regarding future operating costs and revenue, guidance regarding future capacity and departure growth, our ability to consummate announced aircraft transactions, timing of aircraft deliveries and retirements, aircraft utilization rates, future capital expenditures and other statements or comments about our future performance or strategic plans. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," “guidance,” "anticipate," "intend," "plan," "estimate," “project”, “hope”  or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, an accident involving or problems with our aircraft, our reliance on our automated systems, volatility of fuel costs, labor issues and costs, the ability to obtain regulatory approvals as needed, the effect of the economic conditions on leisure travel, debt balances, debt covenants, terrorist attacks, risks inherent to airlines, demand for air services to our leisure destinations from the markets served by us, our dependence on our leisure destination markets, our competitive environment, our reliance on third parties who provide facilities or services to us, the possible loss of key personnel, economic and other conditions in markets in which we operate, aging aircraft and other governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 9     Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description of Document

99.1	Management Presentation.

99.2	Shareholder Letter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2016	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Scott Sheldon
	Name:	Scott Sheldon
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Management Presentation

99.2	Shareholder Letter.